UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2015

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

161 S. San Antonio Road, Suite 10 Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On December 27, 2015, David Dahan provided the requisite notice under his employment agreement to DSP Group, Inc. (the "Company") of his resignation as the Chief Operating Officer of the Company in order to pursue other interests. Mr. Dahan's resignation is effective as of March 27, 2016. There were no new compensatory arrangements or modifications to existing arrangements made in connection with Mr. Dahan's resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: December 28, 2015	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary

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